UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04494

The Gabelli Asset Fund
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Asset Fund

Annual Report — December 31, 2018

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Christopher J. Marangi Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School	Kevin V. Dreyer Co-Chief Investment Officer BSE, University of Pennsylvania MBA, Columbia Business School	Jeffrey J. Jonas, CFA Portfolio Manager BS, Boston College

To Our Shareholders,

For the year ended December 31, 2018, the net asset value (NAV) per class AAA Share of The Gabelli Asset Fund decreased 7.7% compared with a decrease of 4.4% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 3 for the performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2018.

Performance Discussion (Unaudited)

The Fund’s investment objective is to provide growth of capital. The Fund’s secondary goal is to provide current income.

The Fund’s investment strategy is to primarily invest in common and preferred stocks. The Fund focuses on companies which appear underpriced relative to their private market value (PMV). PMV is the value the Fund’s investment adviser, Gabelli Funds, LLC, believes informed investors would be willing to pay for a company. Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a recognized securities exchange or similar market. The portfolio managers will invest in companies that, in the public market, are selling at a significant discount to the portfolio managers’ assessment of their PMV. The portfolio managers consider factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio managers also consider changes in economic and political outlooks as well as individual corporate developments.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

January 2018 saw the stock market continue its nearly uninterrupted climb, but volatility finally returned with a sharp decline in February and continued choppiness in March, leading to major averages posting their first quarterly declines since 2015. Economic fundamentals continued to be largely positive – synchronous global growth, low unemployment, corporate profits boosted by tax reform and lower personal taxes for many Americans – but a new set of worries came to the fore for investors already uneasy about stretched valuations: trade wars, regulatory risks in the technology sector, and the U.S. Federal Reserve’s gradual liquidity reduction and rising interest rate policy.

During the second quarter of 2018, markets recouped first quarter losses to finish the first half of the year modestly higher. Economic indicators, including the lowest unemployment rate since 2000, remained favorable. The Federal Reserve’s program of interest rate normalization was back on track after two hikes earlier in the year. The market appeared to handle the strong trade rhetoric from the Trump administration.

Markets continued to charge ahead in the third quarter, with the S&P 500 again setting record highs in late September. Financial and economic data continued to support the rally: U.S. second quarter GDP growth registered 4.2%, the unemployment rate fell to a 49 year low at 3.7% in September, and corporate profits soared, with growth of over 16%.

During the fourth quarter of 2018, the stock market suffered a major pullback, with the S&P 500 Index down over 13% on a total return basis. That weak showing pushed the S&P 500 down for the full year after a very strong showing in 2017, leading to a negative impact on the Fund.

The top contributor to the Fund’s performance in 2018 was Twenty-First Century Fox (3.5% of net assets as of December 31, 2018), a diversified media company with operations in cable network television, television broadcasting, and filmed entertainment. The stock benefited from a bidding war between Disney and Comcast over its cable, international, and entertainment assets. Madison Square Garden Co. (MSG) (1.7%) also aided in the performance of the portfolio. The stock increased in the second quarter when it was announced that the company is exploring a spinoff to create a separate public company for its sports teams. Kikkoman Corp. (1.1%), a Japanese food manufacturer whose main products and services include soy sauce and food seasoning flavoring, saw growth in its soy sauce and domestic soy milk segments, which drove margin expansion and lifted profit growth.

One of our weaker performing stocks during the year was Dish Network (0.4%), which provides service to approximately 13.3 million pay TV subscribers. The company continues to be impacted by increased competition from over the top content video offerings. General Mills (0.7%) was also a detractor to performance. Higher transportation costs affected third quarter margins. Furthermore, in April, Blue Buffalo was acquired, bringing General Mills into the pet food business for the cost of nearly 25 times their adjusted EBITDA in 2017. Navistar International Corp. (0.5%) manufactures trucks, buses, and defense vehicles, as well as diesel engines and parts for the commercial trucking industry. With a surplus in trucks and a shortage of drivers, truck orders and Navistar stock price fell in 2018.

Thank you for your investment in The Gabelli Asset Fund.

We appreciate your confidence and trust.

Comparative Results

	Average Annual Returns through December 31, 2018 (a) (Unaudited)				Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(3/3/86)
Class AAA (GABAX)	(7.69)%	4.09%	11.62%	7.89%	11.33%
S&P 500 Index	(4.38)	8.49	13.12	7.77	10.07(d)
Dow Jones Industrial Average	(3.50)	9.65	13.11	8.17	11.13(d)
Nasdaq Composite Index	(2.80)	11.05	16.85	9.56	9.85(d)
Class A (GATAX)	(7.69)	4.09	11.62	7.89	11.33
With sales charge (b)	(13.00)	2.87	10.96	7.47	11.12
Class C (GATCX)	(8.38)	3.31	10.79	7.09	10.95
With contingent deferred sales charge (c)	(9.30)	3.31	10.79	7.09	10.95
Class I (GABIX)	(7.46)	4.35	11.90	8.09	11.42

In the current prospectuses dated April 30, 2018, the expense ratios for Class AAA, A, C, and I are 1.35%, 1.35%, 2.10%, and 1.10%, respectively. See page 15 for the expense ratios for the year ended December 31, 2018. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC (the Adviser) not reimbursed certain expenses of the Fund for periods prior to December 31, 1988. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index since inception performance results are as of February 28, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ASSET FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Asset Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2018 through December 31, 2018	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended December 31, 2018.

	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expenses Ratio	Expense Paid During Period*
The Gabelli Asset Fund
Actual Fund Return
Class AAA	$1,000.00	$ 915.10	1.37%	$6.61
Class A	$1,000.00	$ 914.90	1.37%	$6.61
Class C	$1,000.00	$ 911.70	2.12%	$10.22
Class I	$1,000.00	$ 916.20	1.12%	$5.41
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.30	1.37%	$6.97
Class A	$1,000.00	$1,018.30	1.37%	$6.97
Class C	$1,000.00	$1,014.52	2.12%	$10.76
Class I	$1,000.00	$1,019.56	1.12%	$5.70

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2018:

The Gabelli Asset Fund

Food and Beverage	15.3%
Financial Services	10.2%
Equipment and Supplies	7.7%
Entertainment	7.5%
Diversified Industrial	5.2%
Health Care	5.1%
Machinery	4.2%
Consumer Products	4.0%
Cable and Satellite	3.7%
Automotive: Parts and Accessories	3.2%
Environmental Services	3.1%
Electronics	3.0%
Energy and Utilities	3.0%
Business Services	2.9%
Telecommunications	2.5%
Broadcasting	2.4%
Metals and Mining	2.0%
Retail	1.9%
Consumer Services	1.6%
Aerospace	1.6%
Hotels and Gaming	1.5%

Specialty Chemicals	1.5%
Computer Software and Services	1.2%
Publishing	1.2%
Transportation	0.9%
Building and Construction	0.9%
Wireless Communications	0.8%
Automotive	0.8%
Aviation: Parts and Services	0.7%
Real Estate	0.7%
Agriculture	0.5%
Communications Equipment	0.3%
Closed-End Funds	0.3%
Manufactured Housing and Recreational Vehicles	0.2%
Computer Hardware	0.1%
Airlines	0.0%*
Other Assets and Liabilities (Net)	(1.7)%

100.0%

*	Amount represents less than (0.05)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Asset Fund

Schedule of Investments — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS — 101.4%
	Aerospace — 1.6%
490,000	Aerojet Rocketdyne Holdings Inc.†	$1,457,435	$17,262,700
5,000	Lockheed Martin Corp.	147,750	1,309,200
6,000	Northrop Grumman Corp.	268,238	1,469,400
1,296,100	Rolls-Royce Holdings plc†	9,421,195	13,711,673
67,440,600	Rolls-Royce Holdings plc, Cl. C†(a)	86,900	85,960
1,250	The Boeing Co.	81,456	403,125

		11,462,974	34,242,058

	Agriculture — 0.5%
220,000	Archer-Daniels-Midland Co.	2,515,131	9,013,400
2,200	Nutrien Ltd.	25,168	103,400
25,000	The Mosaic Co.	438,682	730,250

		2,978,981	9,847,050

	Airlines — 0.0%
100,000	American Airlines Group Inc., Escrow†	1,464	145,000

	Automotive — 0.8%
5,000	Ferrari NV	197,962	497,200
15,000	General Motors Co.	474,750	501,750
393,000	Navistar International Corp.†	6,935,054	10,198,350
91,500	PACCAR Inc.	468,321	5,228,310
3,000	Volkswagen AG	119,556	478,122

		8,195,643	16,903,732

	Automotive: Parts and Accessories — 3.2%
138,000	BorgWarner Inc.	584,038	4,794,120
85,000	Brembo SpA	163,152	866,274
355,000	Dana Inc.	3,162,482	4,838,650
20,600	Garrett Motion Inc.†	58,904	254,204
407,000	Genuine Parts Co.	9,744,915	39,080,140
43,000	Modine Manufacturing Co.†	275,372	464,830
34,400	O’Reilly Automotive Inc.†	868,666	11,844,952
30,000	Standard Motor Products Inc.	246,597	1,452,900
35,000	Superior Industries International Inc.	478,759	168,350
55,000	Tenneco Inc., Cl. A	1,274,087	1,506,450
39,500	Visteon Corp.†	2,127,967	2,381,060

		18,984,939	67,651,930

	Aviation: Parts and Services — 0.7%
1,700,000	BBA Aviation plc	3,837,490	4,728,000
46,500	Curtiss-Wright Corp.	142,407	4,748,580
110,500	Kaman Corp.	1,579,767	6,197,945

		5,559,664	15,674,525

	Broadcasting — 2.4%
277,600	CBS Corp., Cl. A, Voting	2,982,599	12,172,760
18,000	Cogeco Inc.	342,646	767,887

Shares		Cost	Market Value
40,000	Corus Entertainment Inc., New York, Cl. B	$64,982	$140,000
35,250	Liberty Broadband Corp., Cl. A†	62,878	2,531,303
100,682	Liberty Broadband Corp., Cl. C†	1,001,380	7,252,124
33,000	Liberty Media Corp.- Liberty Formula One, Cl. A†.	15,739	980,760
61,000	Liberty Media Corp.- Liberty Formula One, Cl. C†.	31,266	1,872,700
50,000	Liberty Media Corp.- Liberty SiriusXM, Cl. A†	20,644	1,840,000
190,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	278,972	7,026,200
330,000	MSG Networks Inc., Cl. A†	210,020	7,774,800
10,000	Naspers Ltd., Cl. N	393,199	2,010,266
95,000	Pandora Media Inc.†	685,732	768,550
300,000	Television Broadcasts Ltd.	1,372,676	567,780
40,000	Tokyo Broadcasting System Holdings Inc.	560,409	635,008
117,000	Tribune Media Co., Cl. A	4,384,360	5,309,460

		12,407,502	51,649,598

	Building and Construction — 0.9%
76,666	Arcosa Inc.†	320,159	2,122,882
37,000	Assa Abloy AB, Cl. B	631,404	660,226
145,000	Fortune Brands Home & Security Inc.	1,923,822	5,508,550
92,000	Herc Holdings Inc.†	3,102,195	2,391,080
299,900	Johnson Controls International plc	6,867,513	8,892,035

		12,845,093	19,574,773

	Business Services — 2.9%
10,000	Blucora Inc.†	51,427	266,400
240,495	Clear Channel Outdoor Holdings Inc., Cl. A	818,078	1,248,169
9,300	Diebold Nixdorf Inc.	64,828	23,157
28,200	Ecolab Inc.	223,155	4,155,270
56,532	Fly Leasing Ltd., ADR†	679,360	596,978
100,000	Live Nation Entertainment Inc.†	971,826	4,925,000
96,000	Macquarie Infrastructure Corp.	2,446,422	3,509,760
140,500	Mastercard Inc., Cl. A	547,950	26,505,325
2,400	MSC Industrial Direct Co. Inc., Cl. A	176,610	184,608
3,458	Novus Holdings Ltd.	1,557	983
8,000	ServiceMaster Global Holdings Inc.†	296,732	293,920
30,000	The Brink’s Co.	683,360	1,939,500
500,000	The Interpublic Group of Companies Inc.	3,902,104	10,315,000

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Business Services (Continued)
24,000	Vectrus Inc.†	$116,767	$517,920
61,000	Visa Inc., Cl. A	791,911	8,048,340

		11,772,087	62,530,330

	Cable and Satellite — 3.7%
129,000	AMC Networks Inc., Cl. A†	21,473	7,079,520
8,500	Charter Communications Inc., Cl. A†	868,934	2,422,245
395,000	Comcast Corp., Cl. A	3,615,040	13,449,750
318,200	DISH Network Corp., Cl. A†	7,019,113	7,945,454
88,000	EchoStar Corp., Cl. A†	2,520,887	3,231,360
147,900	Liberty Global plc, Cl. A†	525,759	3,156,186
387,000	Liberty Global plc, Cl. C†	3,828,849	7,987,680
20,857	Liberty Latin America Ltd., Cl. A†	77,222	302,009
40,000	Liberty Latin America Ltd., Cl. C†	214,510	582,800
575,000	Rogers Communications Inc., New York, Cl. B	2,819,182	29,474,500
238,000	Shaw Communications Inc., New York, Cl. B	393,482	4,305,420

		21,904,451	79,936,924

	Communications Equipment — 0.3%
130,000	Corning Inc.	491,859	3,927,300
26,000	Harris Corp.	2,064,982	3,500,900

		2,556,841	7,428,200

	Computer Hardware — 0.1%
7,000	Apple Inc.	661,508	1,104,180

	Computer Software and Services — 1.2%
5,000	Alphabet Inc., Cl. C†	2,544,024	5,178,050
90,000	eBay Inc.†	1,736,408	2,526,300
42,000	Fidelity National Information Services Inc.	721,986	4,307,100
315,000	Hewlett Packard Enterprise Co.	3,102,379	4,161,150
70,000	Internap Corp.†	974,759	290,500
5,000	Microsoft Corp.	158,896	507,850
7,992	NetScout Systems Inc.†	29,395	188,851
55,000	Rockwell Automation Inc.	1,567,537	8,276,400

		10,835,384	25,436,201

	Consumer Products — 4.0%
30,000	Brunswick Corp.	735,843	1,393,500
11,000	Christian Dior SE	307,335	4,208,229
56,000	Church & Dwight Co. Inc.	86,413	3,682,560
200,000	Edgewell Personal Care Co.†	2,987,136	7,470,000
230,000	Energizer Holdings Inc.	3,005,072	10,384,500
10,000	Essity AB, Cl. A	134,075	245,968
50,000	Essity AB, Cl. B	696,771	1,227,582

Shares		Cost	Market Value
3,400	Givaudan SA	$1,182,809	$7,873,029
30,000	Harley-Davidson Inc.	75,562	1,023,600
2,000	Hermes International	694,184	1,110,920
5,000	National Presto Industries Inc.	143,767	584,600
42,000	Reckitt Benckiser Group plc	1,288,438	3,218,951
100,000	Sally Beauty Holdings Inc.†	800,712	1,705,000
10,000	Svenska Cellulosa AB, Cl. A	35,640	80,673
42,000	Svenska Cellulosa AB, Cl. B	117,839	325,652
826,400	Swedish Match AB	8,505,279	32,550,814
4,000	The Estee Lauder Companies Inc., Cl. A	180,995	520,400
48,000	The Procter & Gamble Co.	1,486,088	4,412,160
30,000	Unilever plc, ADR	947,306	1,567,500
35,000	Wolverine World Wide Inc.	162,769	1,116,150

		23,574,033	84,701,788

	Consumer Services — 1.6%
5,000	Allegion plc	50,325	398,550
95,000	GCI Liberty Inc., Cl. A†	2,235,383	3,910,200
49,000	IAC/InterActiveCorp.†	504,985	8,968,960
20,000	Liberty Expedia Holdings Inc., Cl. A†	89,074	782,200
11,550	Marriott Vacations Worldwide Corp.	366,324	814,391
281,600	Qurate Retail Inc.†	1,057,796	5,496,832
405,000	Rollins Inc.	568,847	14,620,500

		4,872,734	34,991,633

	Diversified Industrial — 5.2%
500	Acuity Brands Inc.	5,901	57,475
5,000	Anixter International Inc.†	45,044	271,550
312,700	Crane Co.	4,816,229	22,570,686
97,000	Eaton Corp. plc	4,116,617	6,660,020
14,000	EnPro Industries Inc.	941,010	841,400
136,000	Greif Inc., Cl. A	3,098,343	5,046,960
250,000	Honeywell International Inc.	6,706,188	33,030,000
24,000	Ingersoll-Rand plc	355,983	2,189,520
220,000	ITT Inc.	1,507,788	10,619,400
30,000	Jardine Matheson Holdings Ltd.	1,557,901	2,087,400
124,000	Jardine Strategic Holdings Ltd.	2,937,194	4,552,040
250,000	Myers Industries Inc.	1,600,550	3,777,500
30,000	nVent Electric plc	331,439	673,800
30,000	Pentair plc	707,966	1,133,400
12,000	Sulzer AG	1,120,675	952,895
185,000	Textron Inc.	2,513,177	8,508,150
320,000	Toray Industries Inc.	2,290,603	2,253,912
230,000	Trinity Industries Inc.	922,000	4,735,700
4,000	Waters Corp.†	299,744	754,600

		35,874,352	110,716,408

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)

	Electronics — 3.0%
78,000	Cypress Semiconductor Corp.	$662,074	$992,160
1,800	Fortive Corp.	7,618	121,788
8,000	Kyocera Corp., ADR	111,725	398,680
1,500	Mettler-Toledo International Inc.†	212,220	848,370
84,667	Resideo Technologies Inc.†	1,128,015	1,739,907
2,200	Samsung Electronics Co. Ltd., GDR	401,884	1,907,400
865,000	Sony Corp., ADR	17,059,664	41,762,200
37,000	TE Connectivity Ltd.	929,999	2,798,310
100,000	Texas Instruments Inc.	2,334,642	9,450,000
17,500	Thermo Fisher Scientific Inc.	2,151,647	3,916,325

		24,999,488	63,935,140

	Energy and Utilities — 3.0%
10,000	Anadarko Petroleum Corp.	588,355	438,400
100,000	BP plc, ADR	2,411,469	3,792,000
97,000	Chevron Corp.	3,124,445	10,552,630
9,000	ConocoPhillips	162,773	561,150
113,000	Devon Energy Corp.	1,571,968	2,547,020
3,000	Edison International	51,000	170,310
199,000	El Paso Electric Co.	2,452,488	9,975,870
34,000	Enbridge Inc.	782,276	1,056,720
90,000	EOG Resources Inc.	206,089	7,848,900
27,000	Exxon Mobil Corp.	387,700	1,841,130
130,000	GenOn Energy Inc., Escrow†(a)	0	0
165,000	Halliburton Co.	5,377,156	4,385,700
65,000	Kinder Morgan Inc.	1,263,191	999,700
27,000	KLX Energy Services Holdings Inc.†	792,229	633,150
13,000	Marathon Petroleum Corp.	625,725	767,130
226,800	National Fuel Gas Co.	11,002,252	11,607,624
49,200	Oceaneering International Inc.†	1,265,550	595,320
5,000	Phillips 66	189,129	430,750
47,727	Southwest Gas Holdings Inc.	823,951	3,651,115
95,000	The AES Corp.	263,150	1,373,700
10,000	Wartsila OYJ Abp	155,894	159,202

		33,496,790	63,387,521

	Entertainment — 7.5%
195,500	Discovery Inc., Cl. A†	1,037,519	4,836,670
547,000	Discovery Inc., Cl. C†	2,933,730	12,624,760
630,000	Grupo Televisa SAB, ADR	5,919,555	7,925,400
45,000	Liberty Media Corp.- Liberty Braves, Cl. A†	747,445	1,122,300
138,071	Liberty Media Corp.- Liberty Braves, Cl. C†	2,054,328	3,436,587
16,000	Lions Gate Entertainment Corp., Cl. B	417,600	238,080

Shares		Cost	Market Value
2,380	Modern Times Group MTG AB, Cl. B	$83,313	$78,680
133,433	The Madison Square Garden Co., Cl. A†	723,396	35,720,014
1,560,000	Twenty-First Century Fox Inc., Cl. A	8,443,448	75,067,200
95,000	Twenty-First Century Fox Inc., Cl. B	2,940,709	4,539,100
416,500	Viacom Inc., Cl. A	11,918,098	11,582,865
39,000	Viacom Inc., Cl. B	1,093,681	1,002,300
50,000	Vivendi SA	1,170,712	1,219,079

		39,483,534	159,393,035

	Environmental Services — 3.1%
545,000	Republic Services Inc.	5,909,741	39,289,050
20,000	Stericycle Inc.†	1,268,535	733,800
85,000	Waste Connections Inc.	2,968,029	6,311,250
220,000	Waste Management Inc.	3,355,929	19,577,800

		13,502,234	65,911,900

	Equipment and Supplies — 7.7%
697,000	AMETEK Inc.	1,078,695	47,186,900
12,000	Amphenol Corp., Cl. A	23,162	972,240
12,000	AZZ Inc.	478,338	484,320
91,000	CIRCOR International Inc.†	853,326	1,938,300
110,000	Crown Holdings Inc.†	495,913	4,572,700
155,000	CTS Corp.	874,137	4,012,950
4,670	Danaher Corp.	31,340	481,570
513,900	Donaldson Co. Inc.	841,209	22,298,121
540,000	Flowserve Corp.	2,395,654	20,530,800
157,000	Graco Inc.	2,619,786	6,570,450
185,400	IDEX Corp.	679,342	23,408,604
50,000	Interpump Group SpA	196,504	1,489,476
16,000	Lawson Products Inc.†	267,152	505,600
130,000	Mueller Industries Inc.	3,471,364	3,036,800
170,000	Sealed Air Corp.	3,630,350	5,922,800
23,250	The Manitowoc Co. Inc.†	52,334	343,403
50,000	The Timken Co.	1,857,522	1,866,000
20,000	The Toro Co.	345,464	1,117,600
75,000	The Weir Group plc	315,592	1,240,823
22,500	Valmont Industries Inc.	180,803	2,496,375
217,000	Watts Water Technologies Inc., Cl. A	2,454,066	14,003,010

		23,142,053	164,478,842

	Financial Services — 10.2%
12,800	Alleghany Corp.	2,000,678	7,978,496
54,000	AllianceBernstein Holding LP	397,863	1,475,280
258,000	American Express Co.	5,296,850	24,592,560
3,000	Ameriprise Financial Inc.	95,388	313,110
36,800	Argo Group International Holdings Ltd.	833,710	2,474,800
60,000	Bank of America Corp.	565,016	1,478,400

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
120	Berkshire Hathaway Inc., Cl. A†	$363,030	$36,720,000
5,000	BKF Capital Group Inc.†	121,860	57,675
34,000	Citigroup Inc.	1,023,140	1,770,040
84,000	GAM Holding AG	814,353	329,539
100,000	H&R Block Inc.	1,437,043	2,537,000
25,000	Health Insurance Innovations Inc., Cl. A†	772,212	668,250
46,000	Interactive Brokers Group Inc., Cl. A	749,277	2,513,900
35,000	Jefferies Financial Group Inc.	324,217	607,600
129,800	JPMorgan Chase & Co.	4,696,230	12,671,076
79,432	Kinnevik AB, Cl. A	1,560,480	1,891,035
60,000	Kinnevik AB, Cl. B	1,144,247	1,446,697
169,000	KKR & Co. Inc., Cl. A	2,290,318	3,317,470
163,000	Legg Mason Inc.	3,354,308	4,158,130
2,500	LendingTree Inc.†	19,820	548,925
40,000	Loews Corp.	1,577,090	1,820,800
39,000	M&T Bank Corp.	2,750,938	5,582,070
98,000	Marsh & McLennan Companies Inc.	2,769,738	7,815,500
89,000	PayPal Holdings Inc.†	2,842,191	7,484,010
20,000	Popular Inc.	332,004	944,400
144,000	State Street Corp.	4,365,944	9,082,080
19,000	SunTrust Banks Inc.	400,354	958,360
32,000	T. Rowe Price Group Inc.	517,894	2,954,240
630,000	The Bank of New York Mellon Corp.	17,680,829	29,654,100
78,000	The Blackstone Group LP	1,306,871	2,325,180
13,500	The Goldman Sachs Group Inc.	1,573,808	2,255,175
75,000	The Hartford Financial Services Group Inc.	2,352,363	3,333,750
130,000	The PNC Financial Services Group Inc.	7,423,889	15,198,300
10,000	Value Line Inc.	137,382	260,100
10,000	W. R. Berkley Corp.	361,815	739,100
136,500	Waddell & Reed Financial Inc., Cl. A	2,679,991	2,467,920
370,000	Wells Fargo & Co.	10,770,196	17,049,600

		87,703,337	217,474,668

	Food and Beverage — 15.3%
915,900	Brown-Forman Corp., Cl. A	4,171,807	43,431,978
231,600	Brown-Forman Corp., Cl. B	1,047,087	11,019,528
46,000	Campbell Soup Co.	1,336,867	1,517,540
800,000	China Mengniu Dairy Co. Ltd.	1,191,136	2,492,817
35,000	Chr. Hansen Holding A/S	1,502,296	3,096,908
25,000	Coca-Cola European Partners plc	489,113	1,146,250
16,500	Coca-Cola HBC AG	231,193	515,678

Shares		Cost	Market Value

350,000	Conagra Brands Inc.	$8,658,222	$7,476,000
29,000	Constellation Brands Inc., Cl. A	682,357	4,663,780
40,000	Crimson Wine Group Ltd.†	315,347	313,000
205,000	Danone SA	9,308,552	14,447,404
826,200	Davide Campari-Milano SpA	2,623,199	6,990,785
258,000	Diageo plc, ADR	9,162,000	36,584,400
80,000	Farmer Brothers Co.†	983,002	1,866,400
315,000	Flowers Foods Inc.	637,434	5,818,050
40,000	Fomento Economico Mexicano SAB de CV, ADR	1,367,763	3,442,000
380,000	General Mills Inc.	6,524,741	14,797,200
1,900,000	Grupo Bimbo SAB de CV, Cl. A	789,305	3,789,993
10,000	Heineken Holding NV	407,450	844,991
86,500	Heineken NV	3,933,214	7,651,096
20,000	Heineken NV, ADR	481,150	879,400
2,000	Ingredion Inc.	24,050	182,800
160,000	ITO EN Ltd.	3,457,147	7,189,453
11,000	John Bean Technologies Corp.	172,494	789,910
33,000	Kellogg Co.	889,687	1,881,330
74,300	Kerry Group plc, Cl. A	971,930	7,299,837
50,000	Keurig Dr Pepper Inc.	0	1,282,000
414,000	Kikkoman Corp.	4,690,385	22,323,252
120,000	Lamb Weston Holdings Inc.	2,541,814	8,827,200
19,800	LVMH Moet Hennessy Louis Vuitton SE	701,482	5,857,491
65,000	Maple Leaf Foods Inc.	1,156,872	1,301,238
25,000	MEIJI Holdings Co. Ltd.	551,956	2,043,702
435,000	Mondele¯z International Inc., Cl. A	10,128,118	17,413,050
48,000	Morinaga Milk Industry Co. Ltd.	886,651	1,348,844
1,000	National Beverage Corp.	79,497	71,770
54,000	Nestlé SA	3,264,674	4,384,169
135,000	Nissin Foods Holdings Co. Ltd.	4,566,582	8,498,700
73,000	PepsiCo Inc.	2,411,597	8,065,040
67,000	Pernod Ricard SA	5,953,420	11,000,470
126,000	Post Holdings Inc.†	2,999,420	11,230,380
93,000	Remy Cointreau SA	5,655,846	10,543,602
17,000	Suntory Beverage & Food Ltd.	541,830	769,308
33,000	The Coca-Cola Co.	723,494	1,562,550
35,000	The Hain Celestial Group Inc.†	367,693	555,100
22,000	The J.M. Smucker Co.	838,139	2,056,780
24,000	The Kraft Heinz Co.	1,453,563	1,032,960
340,000	Tingyi (Cayman Islands) Holding Corp.	796,553	454,173
135,000	Tootsie Roll Industries Inc.	1,172,900	4,509,000
5,000	Tyson Foods Inc., Cl. A	39,954	267,000

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
148,300	Yakult Honsha Co. Ltd.	$3,537,363	$10,445,472

		116,418,346	325,971,779

	Health Care — 5.1%
15,000	Abbott Laboratories	819,444	1,084,950
20,000	Akorn Inc.†	119,092	67,800
10,000	Alexion Pharmaceuticals Inc.†	1,124,170	973,600
22,500	Allergan plc	3,235,484	3,007,350
47,000	AmerisourceBergen Corp.	3,247,907	3,496,800
30,500	Amgen Inc.	141,229	5,937,435
15,000	AngioDynamics Inc.†	148,953	301,950
3,000	Anthem Inc.	804,956	787,890
10,000	athenahealth Inc.†	1,429,170	1,319,300
20,000	Bausch Health Cos. Inc.†	289,886	369,400
42,000	Baxter International Inc.	1,253,665	2,764,440
7,500	Becton, Dickinson and Co.	754,832	1,689,900
9,500	Biogen Inc.†	60,360	2,858,740
3,800	Bio-Rad Laboratories Inc., Cl. A†	370,147	882,436
400,000	BioScrip Inc.†	826,412	1,428,000
36,000	Boston Scientific Corp.†	233,100	1,272,240
129,000	Bristol-Myers Squibb Co.	3,463,549	6,705,420
55,000	Cardiovascular Systems Inc.†	1,601,448	1,566,950
17,500	Chemed Corp.	369,793	4,957,400
11,868	Cigna Corp.	1,226,961	2,253,971
15,000	CONMED Corp.	291,081	963,000
25,000	DaVita Inc.†	1,484,023	1,286,500
10,000	DENTSPLY SIRONA Inc.	360,193	372,100
20,000	Eli Lilly & Co.	696,746	2,314,400
120,000	Evolent Health Inc., Cl. A†	2,015,950	2,394,000
20,000	Gerresheimer AG	1,276,756	1,311,885
12,500	HCA Healthcare Inc.	684,076	1,555,625
58,500	Henry Schein Inc.†	967,085	4,593,420
40,000	Indivior plc†	25,984	57,281
10,000	Integer Holdings Corp.†	454,198	762,600
57,000	Johnson & Johnson	3,539,286	7,355,850
11,000	Laboratory Corp. of America Holdings†	1,753,786	1,389,960
9,000	Ligand Pharmaceuticals Inc.†	1,607,549	1,221,300
10,000	McKesson Corp.	896,751	1,104,700
25,000	Medtronic plc	1,881,416	2,274,000
120,000	Merck & Co. Inc.	3,336,856	9,169,200
30,000	Mylan NV†	1,736,680	822,000
25,000	Nevro Corp.†	1,408,370	972,250
27,322	Orthofix Medical Inc.†	903,441	1,434,132
73,321	Osiris Therapeutics Inc.†	592,107	989,833
44,600	Patterson Cos. Inc.	1,296,856	876,836
12,500	Perrigo Co. plc	810,891	484,375
25,000	PetIQ Inc.†	827,140	586,750
39,000	Quidel Corp.†	529,487	1,903,980

Shares		Cost	Market Value
400	Regeneron Pharmaceuticals Inc.†	$43,670	$149,400
55,000	Roche Holding AG, ADR	1,036,655	1,709,400
13,000	Shire plc, ADR	2,033,769	2,262,520
14,500	Stryker Corp.	718,606	2,272,875
4,000	The Cooper Companies Inc.	941,320	1,018,000
8,000	UnitedHealth Group Inc.	458,571	1,992,960
121,000	William Demant Holding A/S†	1,129,353	3,433,269
43,000	Wright Medical Group NV†	885,370	1,170,460
39,000	Zimmer Biomet Holdings Inc.	3,614,626	4,045,080
7,000	Zoetis Inc.	304,922	598,780

		62,064,128	108,574,693

	Hotels and Gaming — 1.5%
14,000	Accor SA	433,947	595,263
56,000	Belmond Ltd., Cl. A†	486,228	1,401,680
3,500	Churchill Downs Inc.	115,298	853,790
350,000	Genting Singapore Ltd.	367,220	250,376
32,000	Hyatt Hotels Corp., Cl. A	1,176,964	2,163,200
45,000	Las Vegas Sands Corp.	121,498	2,342,250
4,650,000	Mandarin Oriental International Ltd.	8,039,380	9,486,000
390,000	MGM Resorts International	4,071,570	9,461,400
2,000,000	The Hongkong & Shanghai Hotels Ltd.	2,722,562	2,835,068
39,000	Universal Entertainment Corp.	222,499	1,135,076
6,000	Wyndham Destinations Inc.	65,129	215,040
7,000	Wyndham Hotels & Resorts Inc.	89,335	317,590
10,000	Wynn Resorts Ltd.	680,744	989,100

		18,592,374	32,045,833

	Machinery — 4.2%
120,000	Caterpillar Inc.	789,580	15,248,400
1,405,000	CNH Industrial NV	11,055,857	12,940,050
218,600	CNH Industrial NV, Borsa ltaliana	2,006,098	1,965,619
211,000	Deere & Co.	1,484,390	31,474,870
50,000	Mueller Water Products Inc., Cl. A	414,557	455,000
93,000	Welbilt Inc.†	175,205	1,033,230
385,000	Xylem Inc.	3,268,637	25,687,200

		19,194,324	88,804,369

	Manufactured Housing and Recreational Vehicles — 0.2%
31,500	Cavco Industries Inc.†	596,101	4,106,970
20,000	Nobility Homes Inc.	192,816	400,000
29,800	Skyline Champion Corp.	156,093	437,762

		945,010	4,944,732

	Metals and Mining — 2.0%
56,000	Agnico Eagle Mines Ltd.	1,821,420	2,262,400
169,000	Barrick Gold Corp.	1,712,088	2,288,260

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
15,000	Cleveland-Cliffs Inc.†	$94,012	$115,350
90,000	Franco-Nevada Corp.	3,113,147	6,315,300
140,000	Freeport-McMoRan Inc.	1,521,338	1,443,400
45,000	Kinross Gold Corp.†	251,762	145,800
24,000	New Hope Corp. Ltd.	32,183	57,644
518,000	Newmont Mining Corp.	10,581,493	17,948,700
120,000	Royal Gold Inc.	5,183,543	10,278,000
70,009	TimkenSteel Corp.†	900,792	611,879
150,000	Turquoise Hill Resources Ltd.†	440,849	247,500
84,000	Wheaton Precious Metals Corp.	1,589,928	1,640,520

		27,242,555	43,354,753

	Publishing — 1.2%
52,000	Meredith Corp.	1,083,832	2,700,880
128,000	News Corp., Cl. A	638,332	1,452,800
104,000	S&P Global Inc.	802,364	17,673,760
215,000	The E.W. Scripps Co., Cl. A	2,665,801	3,381,950
10,000	The New York Times Co., Cl. A	89,319	222,900

		5,279,648	25,432,290

	Real Estate — 0.7%
16,500	Brookfield Asset Management Inc., Cl. A	291,551	632,775
104,000	Griffin Industrial Realty Inc.	1,510,666	3,317,600
10,000	Host Hotels & Resorts Inc., REIT	200,228	166,700
80,000	Ryman Hospitality Properties Inc., REIT	3,407,919	5,335,200
240,000	The St. Joe Co.†	1,849,359	3,160,800
100,000	Weyerhaeuser Co., REIT	2,070,571	2,186,000

		9,330,294	14,799,075

	Retail — 1.9%
40,000	Aaron’s Inc.	65,312	1,682,000
104,000	AutoNation Inc.†	843,097	3,712,800
49,000	Costco Wholesale Corp.	2,449,516	9,981,790
130,000	CVS Health Corp.	4,166,986	8,517,600
200,000	Lianhua Supermarket Holdings Ltd., Cl. H†	87,948	30,649
110,000	Macy’s Inc.	1,255,916	3,275,800
20,000	Murphy USA Inc.†	816,948	1,532,800
15,100	Penske Automotive Group Inc.	584,946	608,832
8,000	Rush Enterprises Inc., Cl. B	181,967	284,800
43,000	The Cheesecake Factory Inc.	1,269,965	1,870,930
22,500	The Home Depot Inc.	697,364	3,865,950
122,700	The Kroger Co.	372,275	3,374,250

Shares		Cost	Market Value
25,000	Walgreens Boots Alliance Inc.	$1,322,106	$1,708,250

		14,114,346	40,446,451

	Specialty Chemicals — 1.5%
20,000	Ashland Global Holdings Inc.	747,123	1,419,200
52,000	DowDuPont Inc.	3,659,464	2,780,960
440,000	Ferro Corp.†	2,607,818	6,899,200
115,500	H.B. Fuller Co.	2,954,619	4,928,385
59,000	International Flavors & Fragrances Inc.	2,536,652	7,921,930
9,000	Linde plc	1,455,660	1,404,360
340,000	OMNOVA Solutions Inc.†	930,956	2,492,200
50,000	Sensient Technologies Corp.	819,513	2,792,500
38,000	SGL Carbon SE†	497,292	265,367
50,000	Valvoline Inc.	639,769	967,500

		16,848,866	31,871,602

	Telecommunications — 2.5%
65,000	CenturyLink Inc.	951,991	984,750
151,000	Cincinnati Bell Inc.†	2,333,807	1,174,780
160,000	Deutsche Telekom AG, ADR	2,418,914	2,716,800
30,000	Hellenic Telecommunications Organization SA	435,110	327,226
25,000	Hellenic Telecommunications Organization SA, ADR	111,368	134,500
16,000	Intelsat SA†	362,450	342,240
87,607	Loral Space & Communications Inc.†	3,431,050	3,263,361
6,000	Orange SA, ADR	63,335	97,140
400,000	Sprint Corp.†	2,181,132	2,328,000
2,815,600	Telecom Italia SpA†	1,527,200	1,559,114
175,000	Telecom Italia SpA, ADR†	1,222,253	971,250
39,981	Telefonica Brasil SA, ADR	373,700	476,973
245,000	Telefonica SA, ADR	2,812,942	2,072,700
950,510	Telephone & Data Systems Inc.	19,046,554	30,929,595
230,000	Telesites SAB de CV†	154,371	136,817
145,000	VEON Ltd., ADR	603,407	339,300
100,000	Verizon Communications Inc.	3,158,369	5,622,000

		41,187,953	53,476,546

	Transportation — 0.9%
272,000	GATX Corp.	6,865,313	19,260,320
4,000	Kansas City Southern	7,317	381,800

		6,872,630	19,642,120

	Wireless Communications — 0.8%
115,000	America Movil SAB de CV, Cl. L, ADR	351,470	1,638,750
14,000	Millicom International Cellular SA	885,695	891,240
54,000	Millicom International Cellular SA, SDR	3,139,295	3,421,096

See accompanying notes to financial statements.

The Gabelli Asset Fund

Schedule of Investments (Continued) — December 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Wireless Communications (Continued)
208,000	NTT DoCoMo Inc.	$2,956,445	$4,692,122
20,000	Tim Participacoes SA, ADR	148,920	306,800
50,000	T-Mobile US Inc.†	1,496,458	3,180,500
56,000	United States Cellular Corp.†	2,357,731	2,910,320

		11,336,014	17,040,828

	TOTAL COMMON STOCKS	756,241,574	2,163,520,507

	CLOSED-END FUNDS — 0.3%
84,000	Altaba Inc.†	1,201,084	4,866,960
11,417	Royce Global Value Trust Inc.	99,328	101,383
87,450	Royce Value Trust Inc.	1,094,146	1,031,910

		2,394,558	6,000,253

	TOTAL CLOSED-END FUNDS	2,394,558	6,000,253

	PREFERRED STOCKS — 0.0%
	Health Care — 0.0%
31,580	The Phoenix Companies Inc., 7.450%, 01/15/32	674,937	497,385

	RIGHTS — 0.0%
	Health Care — 0.0%
20,000	American Medical Alert Corp.†	0	200

	WARRANTS — 0.0%
	Hotels and Gaming — 0.0%
195,000	The Indian Hotels Co. Ltd., expire 05/15/19†(b)	321,048	413,400

	TOTAL INVESTMENTS — 101.7%	$759,632,117	2,170,431,745

	Other Assets and Liabilities (Net) — (1.7)%		(35,871,789)

	NET ASSETS — 100.0%		$2,134,559,956

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, the market value of the Rule 144A security amounted to $413,400 or 0.02% of net assets.

†	Non-income producing security.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Assets and Liabilities

December 31, 2018

Assets:
Investments, at value (cost $759,632,117)	$2,170,431,745
Receivable for investments sold	7,821,223
Receivable for Fund shares sold	622,941
Dividends and interest receivable	2,957,660
Prepaid expenses	39,342

Total Assets	2,181,872,911

Liabilities:
Payable to custodian	12,187,752
Payable for investments purchased	656,886
Payable for Fund shares redeemed	4,370,281
Payable for investment advisory fees	1,902,879
Payable for distribution fees	391,758
Payable for accounting fees	7,500
Line of credit payable	27,260,000
Other accrued expenses	535,899

Total Liabilities	47,312,955

Net Assets
(applicable to 43,295,763 shares outstanding)	$2,134,559,956

Net Assets Consist of:
Paid-in capital	$730,273,026
Total distributable earnings(a)	1,404,286,930

Net Assets	$2,134,559,956

Shares of Beneficial Interest, each at $0.01 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,566,040,132 ÷ 31,677,612 shares outstanding)	$49.44
Class A:
Net Asset Value and redemption price per share ($29,477,163 ÷ 603,052 shares outstanding)	$48.88
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$51.86
Class C:
Net Asset Value and offering price per share ($40,548,987 ÷ 902,993 shares outstanding) .	$44.91	(b)
Class I:
Net Asset Value, offering, and redemption price per share ($498,493,674 ÷ 10,112,106 shares outstanding)	$49.30

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $1,044,554)	$42,384,588
Interest	21,900

Total Income	42,406,488

Expenses:
Investment advisory fees	25,305,347
Distribution fees - Class AAA	4,642,306
Distribution fees - Class A	85,767
Distribution fees - Class C	538,461
Distribution fees - Class T	2
Shareholder services fees	1,483,878
Custodian fees	304,478
Shareholder communications expenses	211,321
Trustees’ fees	187,000
Interest expense	98,034
Registration expenses	94,380
Legal and audit fees	87,264
Accounting fees	45,000
Miscellaneous expenses	142,955

Total Expenses	33,226,193

Less:
Expenses paid indirectly by broker (See Note 6)	(18,482)

Net Expenses.	33,207,711

Net Investment Income	9,198,777

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	212,174,718
Net realized loss on foreign currency transactions	(86,044)

Net realized gain on investments and foreign currency transactions	212,088,674

Net change in unrealized appreciation/depreciation: on investments	(398,138,398)
on foreign currency translations	(6,129)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(398,144,527)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(186,055,853)

Net Decrease in Net Assets Resulting from Operations	$(176,857,076)

See accompanying notes to financial statements.

The Gabelli Asset Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$9,198,777	$4,893,261
Net realized gain on investments and foreign currency transactions	212,088,674	232,170,521
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(398,144,527)	248,708,317

Net Increase/(Decrease) in Net Assets Resulting from Operations	(176,857,076)	485,772,099

Distributions to Shareholders:
Accumulated earnings
Class AAA	(144,412,932)	(159,614,188)
Class A	(2,562,379)	(3,229,484)
Class C	(3,977,895)	(5,476,594)
Class I	(47,573,628)	(50,444,425)
Class T*	—	(89)

Total Distributions to Shareholders(a)	(198,526,834)	(218,764,780	)(b)

Shares of Beneficial Interest Transactions:
Class AAA	(133,265,773)	(195,754,410)
Class A	(5,437,841)	(22,503,465)
Class C	(15,546,195)	(15,644,906)
Class I	(1,035,992)	41,907,833
Class T*	(1,176)	1,089

Net Decrease in Net Assets from Shares of Beneficial Interest Transactions	(155,286,977)	(191,993,859)

Redemption Fees	1,445	644

Net Increase/(Decrease) in Net Assets	(530,669,442)	75,014,104
Net Assets:
Beginning of year	2,665,229,398	2,590,215,294

End of year	$2,134,559,956	$2,665,229,398

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
(b)

For the year ended December 31, 2017, the distributions to shareholders from net investment income were $2,821,975 (Class AAA), $44,974 (Class A), $2,373,743 (Class I) and $3 (Class T*) and net realized gain were $156,792,213 (Class AAA), $3,184,510 (Class A), $5,476,594 (Class C), $48,070,682 (Class I) and $86 (Class T*).

*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

The Gabelli Asset Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses	Portfolio Turnover Rate
Class AAA
2018	$58.97	$0.19	$(4.77)	$(4.58)	$(0.17)	$(4.78)	$(4.95)	$0.00	$49.44	(7.7)%	$ 1,566,040	0.32%	1.35%(c)	2%
2017	53.33	0.09	10.67	10.76	(0.09)	(5.03)	(5.12)	0.00	58.97	20.2	1,973,845	0.15	1.35(c)	2
2016	54.10	0.33	5.96	6.29	(0.42)	(6.64)	(7.06)	0.00	53.33	11.6	1,966,374	0.59	1.36(c)	3
2015	65.39	0.20	(3.93)	(3.73)	(0.21)	(7.35)	(7.56)	0.00	54.10	(5.9)	2,160,274	0.31	1.35(c)	3
2014	65.31	0.19	3.04	3.23	(0.17)	(2.98)	(3.15)	0.00	65.39	4.9	3,011,541	0.28	1.35	5
Class A
2018	$58.36	$0.19	$(4.72)	$(4.53)	$(0.17)	$(4.78)	$(4.95)	$0.00	$48.88	(7.7)%	$ 29,477	0.32%	1.35%(c)	2%
2017	52.80	0.09	10.57	10.66	(0.07)	(5.03)	(5.10)	0.00	58.36	20.2	39,598	0.15	1.35(c)	2
2016	53.62	0.33	5.90	6.23	(0.41)	(6.64)	(7.05)	0.00	52.80	11.6	56,913	0.59	1.36(c)	3
2015	64.88	0.20	(3.91)	(3.71)	(0.20)	(7.35)	(7.55)	0.00	53.62	(5.9)	74,447	0.31	1.35(c)	3
2014	64.82	0.19	3.02	3.21	(0.17)	(2.98)	(3.15)	0.00	64.88	4.9	110,428	0.28	1.35	5
Class C
2018	$54.28	$(0.23)	$(4.36)	$(4.59)	—	$(4.78)	$(4.78)	$0.00	$44.91	(8.4)%	$ 40,549	(0.43)%	2.10%(c)	2%
2017	49.72	(0.32)	9.91	9.59	—	(5.03)	(5.03)	0.00	54.28	19.3	63,821	(0.59)	2.10(c)	2
2016	50.87	(0.08)	5.57	5.49	—	(6.64)	(6.64)	0.00	49.72	10.8	72,850	(0.16)	2.11(c)	3
2015	62.21	(0.27)	(3.72)	(3.99)	—	(7.35)	(7.35)	0.00	50.87	(6.6)	96,670	(0.44)	2.10(c)	3
2014	62.58	(0.30)	2.91	2.61	—	(2.98)	(2.98)	0.00	62.21	4.1	125,548	(0.47)	2.10	5
Class I
2018	$58.85	$0.34	$(4.78)	$(4.44)	$(0.33)	$(4.78)	$(5.11)	$0.00	$49.30	(7.5)%	$ 498,494	0.57%	1.10%(c)	2%
2017	53.22	0.23	10.68	10.91	(0.25)	(5.03)	(5.28)	0.00	58.85	20.5	587,964	0.40	1.10(c)	2
2016	54.01	0.47	5.95	6.42	(0.57)	(6.64)	(7.21)	0.00	53.22	11.8	494,078	0.84	1.11(c)	3
2015	65.33	0.37	(3.94)	(3.57)	(0.40)	(7.35)	(7.75)	0.00	54.01	(5.6)	480,480	0.57	1.10(c)	3
2014	65.25	0.35	3.06	3.41	(0.35)	(2.98)	(3.33)	0.00	65.33	5.2	374,638	0.52	1.10	5

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Asset Fund

Notes to Financial Statements

1. Organization. The Gabelli Asset Fund was organized on November 25, 1985 as a Massachusetts business trust and commenced investment operations on March 3, 1986. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is growth of capital. The Fund’s secondary goal is to provide current income.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$ 34,156,098	—	$85,960	$ 34,242,058
Airlines	—	$ 145,000	—	145,000
Energy and Utilities	63,387,521	—	0	63,387,521
Financial Services	217,416,993	57,675	—	217,474,668
Manufactured Housing and Recreational Vehicles	4,544,732	400,000	—	4,944,732
Other Industries (a)	1,843,326,528	—	—	1,843,326,528
Total Common Stocks	2,162,831,872	602,675	85,960	2,163,520,507
Closed End Funds (a)	6,000,253	—	—	6,000,253
Preferred Stocks (a)	—	497,385	—	497,385
Rights (a)	—	—	200	200
Warrants (a)	—	413,400	—	413,400
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,168,832,125	$1,513,460	$86,160	$2,170,431,745

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2018, the Fund did not have transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held at December 31, 2018, refer to the Schedule of Investments.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2018, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to utilization of tax equalization and prior year long term capital gain reversal on real estate investment trusts. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended December 31, 2018, reclassifications were made to increase paid-in capital by $17,228,240, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions paid from:*
Ordinary income (inclusive of short term capital gains)	$ 9,562,188	$ 5,513,510
Net long term capital gains	206,021,065	232,578,711

Total distributions paid	$215,583,253	$238,092,221

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision For Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$3,635,043
Net unrealized appreciation on investments and foreign currency translations	1,400,651,887

Total	$1,404,286,930

At December 31, 2018, the differences between book basis and tax basis net unrealized appreciation were primarily due to mark-to-market adjustments on investments considered passive foreign investment companies and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$769,776,648	$1,441,087,863	$(40,432,766)	$1,400,655,097

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2018, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receives an annual fee of $2,000. The Chairman of the Nominating Committee receives $1,000 annually. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2018, other than short term securities and U.S. Government Obligations, aggregated $44,103,937 and $399,432,157, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2018, the Fund paid $115,861 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $10,895 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed broker arrangement during this period was $18,482.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2018, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 6, 2019 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2018, there was $27,260,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2018 was $3,710,052 with a weighted average interest rate of 3.32%. The maximum amount borrowed at any time during the year ended December 31, 2018 was $57,732,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended December 31, 2018 and 2017, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Asset Fund

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount
Class AAA
Shares sold.	376,365	$22,027,493	457,799	$26,337,153
Shares issued upon reinvestment of distributions	2,788,826	136,609,152	2,559,280	151,256,170
Shares redeemed	(4,957,588)	(291,902,418)	(6,421,901)	(373,347,733)

Net decrease	(1,792,397)	$(133,265,773)	(3,404,822)	$(195,754,410)

Class A
Shares sold.	109,905	$6,039,598	61,828	$3,551,182
Shares issued upon reinvestment of distributions	48,229	2,335,787	50,505	2,954,019
Shares redeemed	(233,549)	(13,813,226)	(511,739)	(29,008,666)

Net decrease	(75,415)	$(5,437,841)	(399,406)	$(22,503,465)

Class C
Shares sold.	82,728	$4,404,893	88,247	$4,743,068
Shares issued upon reinvestment of distributions	81,680	3,634,745	88,624	4,822,031
Shares redeemed	(437,185)	(23,585,833)	(466,453)	(25,210,005)

Net decrease	(272,777)	$(15,546,195)	(289,582)	$(15,644,906)

Class I
Shares sold.	1,377,477	$81,871,346	2,005,140	$116,932,196
Shares issued upon reinvestment of distributions	894,832	43,703,607	782,917	46,176,445
Shares redeemed	(2,151,276)	(126,610,945)	(2,080,694)	(121,200,808)

Net increase/(decrease)	121,033	$(1,035,992)	707,363	$41,907,833

Class T*
Shares sold.	—	—	17	$1,000
Shares issued upon reinvestment of distributions	—	—	2	89
Shares redeemed	(19)	$(1,176)	—	—

Net increase/(decrease)	(19)	$(1,176)	19	$1,089

*	Class T Shares were liquidated on September 21, 2018.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and

Shareholders of The Gabelli Asset Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Asset Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2019

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Asset Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Asset Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INTERESTED TRUSTEES[4]:

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 76	Since 1986	35	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)
John D. Gabelli Trustee Age: 74	Since 1999	12	Senior Vice President of G.research, LLC	—

INDEPENDENT TRUSTEES[5] :

Anthony J. Colavita Trustee Age: 83	Since 1989	20	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 80	Since 1992	26	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Kuni Nakamura[6] Trustee Age: 50	Since 2009	37	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—
Anthony R. Pustorino Trustee Age: 93	Since 1986	10	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Werner J. Roeder Trustee Age: 78	Since 2001	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—
Anthonie C. van Ekris[6] Trustee Age: 84	1986-1989 1992-present	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—
Salvatore J. Zizza Trustee Age: 73	1986-1996 2000-present	32	President of Zizza & Associates Corp. (private holding company); Chairman of BAM (semiconductor and aerospace manufacturing); President of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Asset Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert	Since 1988	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008
President Age: 67
John C. Ball	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014
Treasurer Age: 42
Agnes Mullady	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016
Vice President Age: 60

Andrea R. Mango	Since 2013

Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Secretary Age: 46

Richard J. Walz	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013
Chief Compliance Officer Age: 59

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For officers, includes time served in previous officer positions with the Fund.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]

Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, and Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

THE GABELLI ASSET FUND

2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 2018, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.1875, $0.1811, $0.0152, and $0.3465 per share for Class AAA, Class A, Class C, and Class I, respectively, and long term capital gains totaling $206,021,065, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended December 31, 2018, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.05% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100.00% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended December 31, 2018 which was derived from U.S. Treasury securities was 0.04%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 2018. The percentage of U.S. Government securities held as of December 31, 2018 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●  Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●  Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI ASSET FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI ASSET FUND

One Corporate Center

Rye, New York 10580-1422

t     800-GABELLI (800-422-3554)

f     914-921-5118

e   info@gabelli.com

     GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and Chief	President
Executive Officer, GAMCO Investors, Inc. Executive Chairman,	John C. Ball Treasurer
Associated Capital Group, Inc.	Agnes Mullady Vice President
Anthony J. Colavita
President,	Andrea R. Mango
Anthony J. Colavita, P.C.	Secretary
James P. Conn	Richard J. Walz
Former Chief Investment	Chief Compliance Officer
Officer,
Financial Security Assurance Holdings Ltd.	DISTRIBUTOR G.distributors, LLC
John D. Gabelli	CUSTODIAN
Senior Vice President,	State Street Bank and Trust
G.research, LLC	Company

Kuni Nakamura	TRANSFER AGENT AND
President, Advanced Polymer, Inc.	DIVIDEND DISBURSING AGENT
DST Asset Manager
Anthony R. Pustorino Certified Public Accountant, Professor Emeritus,	Solutions, Inc. LEGAL COUNSEL
Pace University	Skadden, Arps, Slate, Meagher & Flom LLP
Werner J. Roeder Former Medical Director, Lawrence Hospital
Anthonie C. van Ekris Chairman, BALMAC International, Inc.
Salvatore J. Zizza Chairman, Zizza & Associates Corp.

This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB405Q418AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,440 for 2017 and $40,440 for 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,100 for 2017 and $4,100 for 2018. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Asset Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/7/19

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	3/7/19

* Print the name and title of each signing officer under his or her signature.